SUPPLEMENT dated June 26, 1997


                              To the PROSPECTUS of

                    STANDISH INTERNATIONAL FIXED INCOME FUND
                        STANDISH GLOBAL FIXED INCOME FUND

                                Dated May 1, 1997


         The following paragraph replaces the last paragraph on page 16 of the attached prospectus:

                  The Global Fixed Income Portfolio's and the International Fixed Income Fund's co-portfolio managers are Richard S. Wood and W. Charles Cook II (since June 1997). Mr. Wood has been the portfolio manager of the Funds' portfolios since their inception and of the Portfolio's portfolio since the Global Fixed Income Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Wood has served as a Vice President and a Managing Director (since 1995) of Standish, Executive Vice President of SIMCO, and President of the Trust and the Portfolio Trust (since 1996). During the past five years, Mr. Cook has served as a Vice President and Associate Director of Standish, a Vice President of SIMCO, and a Vice President of the Trust (since 1987) and the Portfolio Trust (since 1996). Prior to serving as co-portfolio manager of the Global Fixed Income Portfolio and the International Fixed Income Fund, Mr. Cook served as an analyst.